     As filed with the Securities and Exchange Commission on July 12, 1996
                                                        Registration No. 333-
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                          -----------------------------

                              GILEAD SCIENCES, INC.
             (Exact name of registrant as specified in its charter)

     DELAWARE                                                  94-3047598
(State of Incorporation)                                    (I.R.S. Employer
                                                           Identification No.)

                          -----------------------------


                               353 LAKESIDE DRIVE
                          FOSTER CITY, CALIFORNIA 94404
                                 (415) 574-3000
          (Address and telephone number of principal executive offices)

                          -----------------------------


                             1991 STOCK OPTION PLAN
                            (Full title of the plans)


                               Mark L. Perry, Esq.
          Vice President, Chief Financial Officer and General Counsel
                              GILEAD SCIENCES, INC.
                               353 Lakeside Drive
                              Foster City, CA 94404
                                 (415) 574-3000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                          -----------------------------

                                    Copy to:
                             Julia L. Davidson, Esq.
                     Cooley Godward Castro Huddleson & Tatum
                              Five Palo Alto Square
                               3000 El Camino Real
                            Palo Alto, CA  94306-2155
                                 (415) 843-5000

                          -----------------------------

                                                          Total Number of Pages:
                                                          Exhibit Index at Page:

                         CALCULATION OF REGISTRATION FEE
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------
                                                    PROPOSED MAXIMUM         PROPOSED MAXIMUM
 TITLE OF SECURITIES         AMOUNT TO BE          OFFERING PRICE PER       AGGREGATE OFFERING           AMOUNT OF
  TO BE REGISTERED            REGISTERED               SHARE (1)                PRICE (1)             REGISTRATION FEE
- ------------------------------------------------------------------------------------------------------------------------
Stock Options and
Common Stock (par
value $.001)                  2,250,000                 $23.25                   $52,312,500               $18,039
- ------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and (h)(1). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on July 11, 1996 as reported on the Nasdaq Stock Market.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                                     PART II

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed by Gilead Sciences, Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated by reference into this Registration Statement:

     a. The contents of Registration Statement on Form S-8 No. 33-62060 filed with the Commission on May 3, 1993.

     All reports and other documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part of this registration statement from the date of the filing of such reports and documents.


                                    EXHIBITS


EXHIBIT
NUMBER
- ------

5.1       Opinion of Cooley Godward Castro Huddleson & Tatum

23.1      Consent of Ernst & Young LLP

23.2      Consent of Cooley Godward Castro Huddleson & Tatum is contained in
          Exhibit 5.1 to this Registration Statement

24.1      Power of Attorney is contained on the signature page

99.1*     1991 Stock Option Plan, as amended October 17, 1995

- ---------------

* Incorporated by reference to Exhibit 10.8 of the Registrant's Registration Statement on Form S-3 filed January 23,1996 (File No. 333-868).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Foster City, County of San Mateo, State of California, on ____________, 1996.



                                   GILEAD SCIENCES, INC.




                                   By:         /s/ John C. Martin
                                      ------------------------------------------
                                                   John C. Martin
                                         President and Chief Executive Officer

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John C. Martin and Mark L. Perry, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                     TITLE                               DATE


/s/ Michael L. Riordan        Chairman of the Board               July 11, 1996
- --------------------------
    Michael L. Riordan


/s/ John C. Martin            President, Chief Executive Officer  July 11, 1996
- --------------------------    and Director
    John C. Martin            (Principal Executive Officer)


/s/ Mark L. Perry             Vice President, Chief Financial     July 11, 1996
- --------------------------    Officer and General Counsel
    Mark L. Perry             (Principal Financial and
                              Accounting Officer)


                              Director                                    , 1996
- -------------------------                                         --------
   Etienne F. Davignon


/s/ James M. Denny            Director                            July 11, 1996
- -------------------------
    James M. Denny


/s/ Gordon E. Moore           Director                            July 11, 1996
- -------------------------
    Gordon E. Moore


/s/ Donald H. Rumsfeld        Director                            July 11, 1996
- -------------------------
    Donald H. Rumsfeld


/s/ George P. Shultz          Director                            July 11, 1996
- -------------------------
    George P. Shultz

                                  EXHIBIT INDEX



EXHIBIT
NUMBER                        DESCRIPTION                 SEQUENTIAL PAGE NUMBER

 5.1    Opinion of Cooley Godward Castro Huddleson & Tatum

23.1    Consent of Ernst & Young LLP

23.2 Consent of Cooley Godward Castro Huddleson & Tatum is contained in Exhibit 5.1 to this Registration
        Statement

24.1 Power of Attorney is contained on the signature page

99.1*   1991 Stock Option Plan, as amended October 17, 1995.


- ---------
* Incorporated by reference to Exhibit 10.8 of the Registrant's Registration Statement on Form S-3 filed January 23, 1996 (File No. 333-868).